 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 13, 2020

IVERIC bio, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36080	20-8185347
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One Penn Plaza, 35th Floor
New York, NY 10119
(Address of Principal Executive Offices) (Zip Code)

 Registrant’s telephone number, including area code:  (212) 845-8200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ISEE	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Forward-Looking Statements
This Form 8-K and Exhibit 99.1 attached hereto contain forward-looking statements of Iveric bio, Inc. (the “Company”) that involve substantial risks and uncertainties. Any statements in this Form 8-K and Exhibit 99.1 about the Company’s future expectations, plans and prospects constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Forward-looking statements include any statements about the Company’s strategy, future operations and future expectations and plans and prospects for the Company, and any other statements containing the words “anticipate,” “believe,” “estimate,” “expect,” “intend”, “goal,” “may”, “might,” “plan,” “predict,” “project,” “seek,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” and similar expressions. In this Form 8-K and Exhibit 99.1, the Company’s forward looking statements include statements about its expectations to use its previously announced clinical trial of Zimura for the treatment of geographic atrophy as a pivotal trial, its development strategy for Zimura, the projected use of cash and cash balances, the timing, progress and results of clinical trials and other research and development activities, the potential utility of its product candidates, estimates regarding the number of patients affected by the diseases and indications the Company’s product candidates are intended to treat and the potential for its business development strategy. Such forward-looking statements involve substantial risks and uncertainties that could cause the Company’s development programs, future results, performance or achievements to differ significantly from those expressed or implied by the forward-looking statements. Such risks and uncertainties include, among others, those related to the initiation and the progress of research and development programs and clinical trials, availability of data from these programs, reliance on university collaborators and other third parties, establishment of manufacturing capabilities, expectations for regulatory matters, need for additional financing and negotiation and consummation of business development transactions and other factors discussed in the “Risk Factors” section contained in the quarterly and annual reports that the Company files with the Securities and Exchange Commission. Any forward-looking statements represent the Company’s views only as of the date of this Form 8-K. The Company anticipates that subsequent events and developments will cause its views to change. While the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so except as required by law.

Item 2.02 Results of Operations and Financial Condition

Although it has not finalized its full financial results for the fourth quarter and fiscal year ended December 31, 2019, the Company will announce during the 38th Annual J.P. Morgan Healthcare Conference, which begins on January 13, 2020, that it expects to report that it had approximately $126 million in cash and cash equivalents as of December 31, 2019.

The information contained in this Item 2.02 of Form 8-K is unaudited and preliminary, and does not present all information necessary for an understanding of the Company’s financial condition as of December 31, 2019 and its results of operations for the three months and year ended December 31, 2019. The audit of the Company’s financial statements for the year ended December 31, 2019 is ongoing and could result in changes to the information set forth above. The Company anticipates making a public announcement of its results of operations for the fourth quarter and fiscal year ended December 31, 2019 on or about February 27, 2020.

Item 8.01 Other Events
2019 Year End Cash and Cash Equivalents
The information in Item 2.02 of this Form 8-K is incorporated by reference.

Second Zimura Pivotal Clinical Trial Design
On January 13, 2020, the Company issued a press release announcing the design of its second pivotal clinical trial of Zimura® (avacincaptad pegol), the Company’s complement factor C5 inhibitor, in geographic atrophy (“GA”) secondary to dry age-related macular degeneration (“AMD” and such clinical trial, the “ISEE2008 trial”). A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
The ISEE2008 trial will be an international, multicenter, double masked, sham controlled clinical trial. The Company plans to enroll approximately 400 patients to be randomized to receive monthly administration of Zimura 2 mg or sham during the first 12 months of the trial. The prespecified primary endpoint, mean rate of change in GA growth over 12 months, will be measured by fundus autofluorescence (“FAF”) based on readings at three time points (baseline, month 6, and month 12). At month 12, the Company plans to re-randomize patients in the Zimura 2 mg arm to receive either monthly or every other month administration of Zimura 2 mg. The final evaluation will take place at month 24.

Key ophthalmic inclusion criteria for the ISEE2008 trial include:

•	non-foveal GA secondary to dry AMD;

•	total GA area between 2.5mm2 and 17.5mm2, inclusive;

•	if GA is multifocal, at least one focal lesion should measure 1.25mm2 or greater;

•	GA in part within 1500 microns from the foveal center; and

•	Snellen equivalent best corrected visual acuity (BCVA) in the study eye between 20/25 and 20/320, inclusive.

Instead of removing patients who develop choroidal neovascularization (“CNV”) in the study eye from further treatments and assessments, as was done in the Company’s OPH2003 trial for which it announced positive results in October 2019, the protocol for the ISEE2008 trial will provide that patients who develop CNV in the study eye will remain in the trial, receiving either Zimura 2 mg or sham, together with standard of care anti-vascular endothelial growth factor (anti-VEGF) treatment at the investigator’s discretion. Measurements of these patients’ GA will be included in the primary efficacy analysis if their FAF images can be reliably assessed by the masked reading center.

Projected External Costs Associated with ISEE2008 Trial

The Company currently estimates that the aggregate external costs of the ISEE2008 trial will range between $30 million and $40 million, and that the aggregate external costs associated with manufacturing process scale-up and validation for Zimura in preparation for a potential application for regulatory approval will range between $10 million and $20 million. These costs do not include employee-related expenses for employees dedicated to Zimura clinical development and manufacturing activities, including salaries, benefits and share-based compensation expense. The Company’s estimates could change in the event that it modifies the design of the ISEE2008 trial, if the Company decides or is required to conduct one or more additional clinical trials of Zimura in GA beyond the ISEE2008 trial in order to obtain data sufficient to seek regulatory approval in GA or for other reasons, if the Company encounters difficulties in Zimura manufacturing scale-up and process validation, or if the Company encounters delays or other unforeseen events.

Projected Cash Runway and 2020 Year End Cash and Cash Equivalents

The Company believes that its cash and cash equivalents will be sufficient to fund its operations and capital expenditure requirements as currently planned into the beginning of 2022. In addition, the Company estimates that its year-end 2020 cash and cash equivalents will range between $60 million and $70 million. These estimates are based on the Company’s current business plan, including the continuation of its current research and development programs including the ISEE2008 trial. These estimates do not reflect any additional expenditures, including associated development costs, in the event the Company in-licenses or acquires any new product candidates or commences any new research or development programs. The Company has based these estimates on assumptions that may prove to be wrong, and the Company could use its available capital resources sooner than it currently expects.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits:

99.1 Press Release dated January 13, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IVERIC bio, Inc.

Date: January 13, 2020	By:	/s/ David F. Carroll
David F. Carroll
Senior Vice President, Chief Financial Officer and Treasurer